EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Xeris Corp. (the “Company”) on Form 10-Q for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Mullins, Chief Executive Office (Principal Executive Officer), Chief Financial Officer (Principal Accounting Officer) and Director of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)     The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2014	/s/ David Mullins
David Mullins Chief Executive Officer, (Principal Executive Officer), Chief Financial Officer (Principal Accounting Officer)